PRUDENTIAL DEFINED INCOME

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated November 3, 2020
To
Prospectuses dated April 27, 2020

This Supplement should be read and retained with the Prospectus for your Annuity. This Supplement is intended to update certain information in the prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other Annuity listed here that you do not own. If you would like another copy of your current Prospectus, please call the Prudential Annuity Service Center at 1-888-PRU-2888. Effective November 3, 2020 this Supplement revises, and to the extent inconsistent therewith, replaces information contained in the Prospectuses dated April 27, 2020 for the variable annuity contracts listed above issued by Pruco Life Insurance Company (“Pruco” ) and Pruco Life Insurance Company of New Jersey (“PLNJ”). Certain terms used in this Supplement have special meanings. If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

CLOSURE TO NEW SALES

Effective December 31, 2020, the above referenced products and any applicable riders will not be available for new sales.
Please note that this closure will supersede the 60 day funding requirement described in the Rate Sheet, as new annuities must be funded by December 31, 2020.

ANNUAL LIMITATION ON ADDITIONAL PURCHASE PAYMENTS

Except as noted below, effective December 31, 2020, we will not allow additional Purchase Payments more than 90 days following the date of contract issuance.

Please note that while we are implementing this limitation at this time, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis and in accordance with any state laws. When making additional Purchase Payments, you should consider the fact that we may further suspend, reject or limit additional Purchase Payments at some point in the future. If we decide to change this limitation in the future, we will provide you with written notice.

This change has no effect on amounts that are already invested in your Annuity or on your benefits thereunder. If you currently participate in a salary reduction plan with your employer that would result in additional Purchase Payments, please contact your employer to adjust your salary reduction program.

For more information, contact your Financial Professional or the Prudential Annuity Service Center.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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